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                                                              Exhibit 24





                      FIRST OF AMERICA BANK CORPORATION

                              POWER OF ATTORNEY


  Each of the undersigned directors of First of America Bank Corporation does hereby authorize each of Daniel R. Smith, Richard F. Chormann and Thomas W. Lambert and each of them to execute in his or her behalf and sign his or her name to the Annual Report on Form 10-K for the year ended December 31, 1993, of the said corporation to the Securities and Exchange Commission and any amendment or amendments thereto and appoints the same Daniel R. Smith, Richard
F. Chormann and Thomas W. Lambert and each of them as attorney in fact to sign in his or her behalf individually and as a director of said corporation such report and any amendments thereof.



/s/  George S. Nugent                           /s/  F. Karl Neumann
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/s/  Dorothy A. Johnson                         /s/  Gregory C. Smith
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/s/  Clifford L. Greenwalt                      /s/  Jon E. Barfield
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/s/  John W. Brown                              /s/  Martha M. Mertz
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/s/  Joel N. Goldberg                           /s/  Joseph J. Fitzsimmons
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/s/  J. Michael Kemp                            /s/  James S. Ware
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/s/  Walter J. Wolpin                           /s/  Richard F. Chormann
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/s/  Robert L. Hetzler
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/s/  James W. Wogsland
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/s/  Richard Krafft, Jr.
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Dated:  February 16, 1994                       -----------------------------